UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

BBX CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information relating to the BBX Capital Corporation 2014 Stock Incentive Plan set forth under, or incorporated by reference into, Item 5.07 below is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of BBX Capital Corporation (the “Company”) was held on June 12, 2014. As described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014 (the “Proxy Statement”), the following proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting: (i) the election of seven directors, each for a term expiring at the Company’s 2015 Annual Meeting of Shareholders; and (ii) the approval of the BBX Capital Corporation 2014 Stock Incentive Plan (the “Plan”). At the Annual Meeting, the Company’s shareholders approved the election of each of the seven director nominees. The Company’s shareholders also voted to approve the Plan at the Annual Meeting. A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Georgeson Inc., is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	26,248,464	1,423,107	0
Norman H. Becker	26,253,381	1,418,190	0
Steven M. Coldren	25,990,426	1,681,145	0
Bruno L. Di Giulian	26,186,194	1,485,377	0
Willis N. Holcombe	26,050,453	1,621,118	0
Jarett S. Levan	27,010,513	661,058	0
Anthony P. Segreto	27,017,944	653,627	0

Proposal 2: Approval of the Company’s 2014 Stock Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,012,971	2,645,224	13,411	0

A description of the material terms and conditions of the Plan is set forth on pages 22 through 26 of the Proxy Statement, is filed as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, the full text of the Plan is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	BBX Capital Corporation 2014 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)

99.1	Description of BBX Capital Corporation 2014 Stock Incentive Plan (incorporated by reference to pages 22-26 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBX CAPITAL CORPORATION

Date: June 13, 2014	By:	/s/ John K. Grelle
John K. Grelle, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	BBX Capital Corporation 2014 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)

99.1	Description of BBX Capital Corporation 2014 Stock Incentive Plan (incorporated by reference to pages 26-32 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)